UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2012

Western Asset Mortgage Defined Opportunity Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-22369	27-1573139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Eighth Avenue, 49th Floor, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 777-0102

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Western Asset Mortgage Defined Opportunity Fund Inc.
CURRENT REPORT ON FORM 8-K

Item 2.02               Results of Operations and Financial Condition

The audited financial statements of RLJ Western Asset Public/Private Collector Fund, L.P. (the “Feeder Fund”) for the year ended December 31, 2011 (the “Feeder Fund Financial Statements”) are attached hereto as Exhibit 99.1.  The audited financial statements of RLJ Western Asset Public/Private Master Fund, L.P. (the “Master Fund”) for the year ended December 31, 2011 (the “Master Fund Financial Statements”, and together with the Feeder Fund Financial Statements, the “Financial Statements”) are attached hereto as Exhibit 99.2.   The Financial Statements are not the financial statements of the registrant.  The registrant invests at least 80% of its managed assets in mortgage backed securities, directly and indirectly through a separate investment as a limited partner in the Feeder Fund.  The Feeder Fund invests substantially all of its assets available for investment, alongside the U.S. Department of Treasury, in the Master Fund.  The remainder of the registrant’s managed assets are invested in other permitted investments.

This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in Pre-Effective Amendment No. 4 to the Registration Statement filed February 23, 2010, to furnish, if more than 25% of the registrant’s net assets consist of securities of the Feeder Fund on any day during the 30 days prior to the last day of the registrant’s fiscal year or fiscal second quarter, respectively,  the audited annual financial statements and unaudited semi-annual financial statements for the corresponding fiscal periods for each of the Feeder Fund and the Master Fund, within five business days of their receipt from the Feeder Fund and the Master Fund.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number

99.1	The audited financial statements of the Feeder Fund for the year ended December 31, 2011.

99.2	The audited financial statements of the Master Fund for the years ended December 31, 2011 and December 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Asset Mortgage Defined Opportunity Fund Inc.
(Registrant)

Date: May 8, 2012	/s/ William Renahan
(Signature)

Name: William Renahan
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit
Number

99.1	The audited financial statements of the Feeder Fund for the year ended December 31, 2011.

99.2	The audited financial statements of the Master Fund for the years ended December 31, 2011 and December 31, 2010.

4